UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2015

NANOSPHERE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33775	36-4339870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 400-9000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 11, 2015, Nanosphere, Inc. (the "Company") issued a press release announcing its financial results for its first quarter ended March 31, 2015, and other recent developments. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD.
On May 11, 2015, the Company announced that it has entered into a definitive agreement with a dedicated healthcare institutional investor in a registered direct offering (the "Offering") for $4,400,000 of convertible preferred stock (which are convertible into a total of 1,168,659 shares of common stock at a conversion price of $3.765) and warrants to purchase shares of common stock exercisable for up to 1,168,659 additional shares of common stock, in the aggregate. The warrants have an exercise price of $3.65 per share and are exercisable for 5 years commencing six months from the closing date. The preferred stock is perpetual and does not have a required dividend right or voting rights and has a liquidation preference of $0.01 per share. The preferred stock has a limitation on conversion into common stock to preclude the holder from acquiring beneficial ownership of more than 4.99% of our outstanding common stock, which may be increased to 9.99% in certain circumstances.
The Company intends to use the proceeds of the offering for general corporate purposes and working capital.
The closing of the offering is expected to take place on or about May 14, 2015, subject to the satisfaction of customary closing conditions.
H.C. Wainwright & Co., LLC acted as the exclusive placement agent in connection with this offering.
The shares of convertible preferred stock described above are being offered by the Company pursuant to a prospectus supplement to the Company’s shelf registration statement on Form S-3 (File No. 333-183916) which became effective on November 5, 2012. The warrants described above have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), will be issued in a concurrent private placement pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.
The information regarding the Offering is included in the press release furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Nanosphere, Inc. dated May 11, 2015.
The information included under Item 2.02, "Results of Operations and Financial Condition", Item 7.01 "Regulation FD," and Item 9.01 "Financial Statements and Exhibits" of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished and such information (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.
(Registrant)

Date: May 11, 2015	By:	/s/ Ann Wallin
Ann Wallin
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Nanosphere, Inc. dated May 11, 2015.